Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to the Credit Agreement (the “First Amendment”) is made as of the 21st day of March, 2007 by and among:

BROOKSTONE COMPANY, INC., a Delaware corporation (“Brookstone Company”), having its principal place of business at One Innovation Way, Merrimack, New Hampshire 03054 as Lead Borrower (in such capacity, the “Lead Borrower”) for the Borrowers;

the Borrowers;

the Facility Guarantors;

BANK OF AMERICA, N.A., as Issuing Bank;

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders;

GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent for the Lenders; and the Lenders;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Borrowers, entered into a certain Credit Agreement dated as of October 4, 2005 (as in effect, the “Credit Agreement”) by and among (i) Brookstone Company, Inc. as Lead Borrower; (ii) the Borrowers; (iii) the Facility Guarantors; (iv) the Lenders; (v) Bank of America, N.A., as Issuing Bank; (vi) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders; and (vii) Goldman Sachs Credit Partners L.P, as Documentation Agent for the Lenders; and

WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Credit Agreement as provided herein; and

WHEREAS, the Lenders and the Agents are willing to effect such amendments on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendments to Article I: The provisions of Article I of the Credit Agreement are hereby amended as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“First Amendment Effective Date” means March 21, 2007.

b.	Section 1.01 of the Credit Agreement is hereby further amended by amending the following definitions contained therein as follows:

(A)	The definition of “Applicable Margin” is amended by deleting the pricing grid contained therein in its entirety and replacing it with the following:

Level	Average Daily Excess Availability	Prime Rate Margin	LIBOR Margin
1	> $75,000,000	0%	1.00%
2	> $35,000,000 and < $75,000,000	0%	1.25%
3	< $35,000,000	0%	1.50%

(B)	The definition of “Total Commitments” is deleted in its entirety and replaced with the following:

“Total Commitments” means, at any time, the sum of the Commitments at such time. As of the First Amendment Effective Date, the Total Commitments aggregate $125,000,000.

c.	Schedule 1.1(a) annexed to the Credit Agreement is replaced with Schedule 1.1(a) annexed to this First Amendment.

3.	Amendments to Article II. The provisions of Article II of the Credit Agreement are hereby amended as follows:

a.	Section 2.09(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

(a) Subject to Section 2.10, each Prime Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate, plus the Applicable Margin for Prime Rate Loans; provided, however, that subject to Section 2.10, each Prime Rate Loan which constitutes a Stretch Subfacility Revolving Loan shall, so long as it continues to so constitute a Stretch Subfacility Revolving Loan, bear interest (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate plus 2.75%.

b.	Section 2.09(b) of the Credit Agreement is deleted in its entirety and replaced with the following:

Subject to Section 2.10, each LIBO Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for LIBO Loans; provided, however, that, subject to Section 2.10, each LIBO Loan which constitutes a Stretch Subfacility Revolving Loan shall, so long as it continues to so constitute a Stretch Subfacility Revolving Loan, bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus 4.00%.

4.	Amendments to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

a.	Section 5.01(b) of the Credit Agreement is deleted in its entirety and replaced with the following:

(b) within thirty (30) days after the end of each fiscal month (other than December and then in such case forty five (45) days) of Brookstone, Inc., its unaudited Consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows, each as of the end of and for such fiscal month and the elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding month end and year to date periods of the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to Section 5.01(d) hereof, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Brookstone, Inc. and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments and the absence of footnotes;

b.	Section 5.01(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

(d) within forty five (45) days after the commencement of each Fiscal Year of Brookstone, Inc., a detailed Consolidated budget by month for such Fiscal Year (including a projected Consolidated balance sheet, availability model, and related statements of projected operations and cash flow as of the end of and for such Fiscal Year) and promptly when available, any significant revisions of such budget approved by the Board of Directors of Brookstone, Inc.;

c.	Section 5.01(e) of the Credit Agreement is deleted in its entirety and replaced with the following:

(e) on the tenth (10th) day of each Fiscal Month (or, if such day is not a Business Day, on the next succeeding Business Day), a certificate in the form of Exhibit E (a “Borrowing Base Certificate”) together with the supporting documentation referenced therein showing the Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month, each Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower; provided that upon the occurrence and during the continuance of a Default and during any time that Excess Availability is less than $25,000,000, at the election of the Administrative Agent, such Borrowing Base Certificate together with the supporting documentation referenced therein shall be delivered not later than Thursday of each week, as of the close of business on Saturday of the immediately preceding week;

d.	Section 5.09(b) of the Credit Agreement is amended by deleting the second and third sentence thereto in their entirety and replacing them with the following:

The Loan Parties acknowledge that the Agents shall be entitled to undertake up to (x) one (1) Inventory appraisal, and (y) one (1) commercial finance examination each Fiscal Year after the Closing Date, at the Loan Parties’ expense; provided, however, if at any time during a Fiscal Year, Excess Availability is less than $25,000,000, then the Agents shall be entitled to undertake one (1) additional Inventory appraisal and one (1) additional commercial finance examination during such Fiscal Year at the Loan Parties’ expense. Notwithstanding the foregoing, the Agents may cause additional Inventory appraisals and commercial finance examinations to be undertaken as they in their discretion deem necessary or appropriate, or as may be required by Applicable Law, at the Agents own expense, provided, that during the continuance of a Default or Event of Default such additional Inventory appraisals and commercial finance examinations shall be at the Loan Parties’ expense.

5.	Representation and Warranties. Each Loan Party represents and warrants to the Agents and the Lenders that as of the date hereof each of the representations and warranties set forth in Article III of the Credit Agreement are true and accurate in all material respects, other than representations and warranties that relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

6.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

a.	This First Amendment shall have been duly executed and delivered by the Loan Parties, the Agents and the Lenders and the Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.	The Borrowers shall have delivered duly executed Notes reflecting the increased Commitments to each Lender so requesting such Note.

c.	The Agents shall have received a favorable opinion from Kaye Scholer, LLP counsel to the Loan Parties, covering such matters as relating to the First Amendment as the Administrative Agent shall reasonably request.

d.	The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the authorization of the transactions contemplated by this First Amendment all in form and substance reasonably satisfactory to the Agents and their counsel.

e.	The Borrowers shall have reimbursed the Administrative Agent for all reasonable out-of-pocket expenses due and payable in connection herewith to the extent invoiced on or prior to the date hereof, including, without limitation, its reasonable attorneys’ fees.

f.	No Default or Event of Default shall have occurred and be continuing.

7.	Miscellaneous.

a.	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Except as specifically amended hereby, the Borrowers hereby ratify, confirm, and reaffirm all covenants contained in the Credit Agreement.

b.	This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy shall be as effective as delivery of a manually executed counterpart hereof.

c.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.

BROOKSTONE COMPANY, INC., as Lead Borrower and Borrower:

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE INTERNATIONAL HOLDINGS, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE HOLDINGS, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE PROPERTIES, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE PURCHASING, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE RETAIL PUERTO RICO, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE STORES, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

GARDENERS EDEN, INC.

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BROOKSTONE, INC., as a Facility Guarantor,:

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

ADVANCED AUDIO CONCEPTS, LTD., as a
Facility Guarantor:

By	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, Swingline Lender, Issuing Bank and Lender

By:	/s/ ANDREW CERUSSI
Name:	Andrew Cerussi
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent and as a Lender

By:	/s/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

UBS LOAN FINANCE LLC, as Lender

By:	/s/ RICHARD L. TAVROW
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

TD BANKNORTH, N.A., as Lender

By:	/s/ JEFFREY R.WESTLING
Name:	Jeffrey R. Westling
Title:	Senior Vice President

Schedule 1.1(a)

Lenders and Commitments

Lender	Commitment Amount	Commitment Percentage
BANK OF AMERICA, N.A.	$58,125,000	46.5%
GOLDMAN SACHS CREDIT PARTNERS L.P.	$12,500,000	10%
UBS LOAN FINANCE LLC	$39,375,000	31.5%
TD BANKNORTH, N.A.	$15,000,000	12%
TOTAL:	$125,000,000	100%